------------------------------------------------ ----------------------------------------------- -----------------------------------
FIRST SECURITY BANK                              MIDWEST CABLE COMMUNICATIONS
FAYETTEVILLE BRANCH                              --------------------------------------------        SAR\  JWR  \\  02
P.O BOX 1246                                        ARKANSAS, INC.
FAYETTEVILLE, AR 72702                           --------------------------------------------
                                                   125 MCGUIRE STREET
                                                 --------------------                                Loan Number   27543767
                                                 FAYETTEVILLE, AR 72704                                          ----------
                                                 --------------------------------------------        Date AUGUST 23, 2000
                                                                                                          ---------------
                                                 --------------------------------------------        Maturity Date AUG. 22, 2002
           LENDER'S NAME AND ADDRESS                                                                               -------------
                                                                                                     Loan Amount  $       296,138.75
"You" means lender, its successors and assigns                                                                       ---------------
                                                          BORROWER'S NAME AND ADDRESS                Renewal Of
                                                  "I" includes each borrower above, joint                       --------------------
                                                                and severally.
------------------------------------------------ ----------------------------------------------- ----------------------------------
TERMS FOLLOWING A |_| APPLY ONLY IF CHECKED

[_______] - For value received, I promise to pay to you, or your order, at your address above, the principal sum of: TWO HUNDRED NINETY-SIX THOUSAND ONE HUNDRED THIRTY-EIGHT AND 75/100 Dollars $ 296,138.75 , plus interest from 08/23/2000 at the rate of 10.00 % per year until 08/22/2002 .

PAYMENT - I will pay this note as follows: ON DEMAND, BUT IF NO DEMAND IS MADE:

     (a)      |_| Interest due:
                               --------------------------------------

                  Principal due:
                                -------------------------------------

     (b)      |X| This note has 24 payments. The first payment will be in the amount of $ 6291.34 and will be due 09/22/2000 . A payment of $6,291.34 will be due on the 22 day of each MONTH thereafter. The final payment of the entire unpaid balance of principal and interest will be due AUGUST 22, 2002.

INTEREST - Interest accrues on a 365/ACTUAL basis.                   |X|   POST-MATURITY INTEREST - Interest will accrue at the
|X|  MINIMUM  INTEREST  CHARGE - I agree to pay a minimum interest   rate of 11.00% per year on the balance of this note not
charge of $ 10.00 if I pay this loan off before you have             paid at maturity, including maturity by acceleration.
earned that much in interest.

|X|  LATE  CHARGE - I agree to pay a late charge equal to 0.000% of     THE PURPOSE OF THIS LOAN IS - __________________________
the |X| full amount of the scheduled payment  |_| unpaid  portion       PURCHASE EQUIPMENT _____________________________________
of he scheduled payment made more than 10 days after it is due, up to a maximum of $  25.00.
------------------------------------------------------------------------------------------------------------------------------------

SECURITY - You have certain rights that may affect my property as explained on page 2. This loan |X| is |_| is not further secured.

     (a)      |X| This loan is secured by SECURITY AGREEMENT , dated 8/23/00 .

     (B) |X| Security Agreement - I give you a security interest in the Property described below. The rights I am giving you in this Property and the obligations this agreement secures are defined on page 2 of this agreement.

              VEMEER D-50X100, DIRECTIONAL BORE DRILL, AUTOMATED ROD LOADER / STRIKE ALERT 15' ROCK/ 3 SPEED GREE BOX/ ANTIFREEZE SYSTEM/ 18" TRIPLE GREASERS/ 780' 3.5" FIRESTICK DRILLSYSTEM WITH 2 EXTRA ROD BOXES, ATLAS BORE LANNER, STANDARD DRILL HEAD, 150 GPM. APLEX PUMP, MODEL-D50X100A NAVIGATOR, SERIAL NUMBER 1VRS180YAY1000325

                               This Property will be used for BUSINESS purposes.

     THIS BANK DOES NOT COMMIT ITSELF TO REFINANCE A BALLON PAYMENT

---------------------------- ---------------------- ------------------------- ---------------------------- -------------------------
  ANNUAL PERCENTAGE RATE        FINANCE CHARGE         AMOUNT FINANCED             TOTAL OF PAYMENTS         I have a rig to receive
   The cost of my credit    The dollar amount the    The amount of credit     The amount I will have paid        at this time an
      as a yearly rate        Credit will cost me.  Provided to me or on my       when I have made all         itemization of the
                                                            behalf                 scheduled payments            Amount Financed.
         10.000 %                 $49,871.82
                                                         $296,138.75                  $346,010.57
---------------------------- ----------------------- -------------------------- ------------------------------
                                                                                                                      YES - I want
                                                                                                               ------ an itemization
------------------------------ ----------------------- --------------------------- --------------------------
My Payment Schedule will be:
-------------------------------------------------------------------------------------------------------------
     Number of Payments          Amount of Payments                      When Payments are Due                    XX NO - I don't
                                                                                                               ----- want an
                                                                                                                     itemization
------------------------------ ----------------------- ------------------------------------------------------  ---------------------
                 23            $    6,291.34           MONTHLY BEGINNING 09/22/2000                            "e" means an estimate
------------------------------ ----------------------- ------------------------------------------------------- ---------------------
                  1            $  201,309.75           DUE 08/22/2002                                          $ 36.00   Filing Fees
                                                                                                               ---------
                                                                                                               $         Nonfiling
                                                                                                                -------  Insurance
----------------------------- ----------------------- -------------------------------------------------------- ---------------------
                               $
---------------------------- ------------------------ -------------------------------------------------------- ---------------------
                               $
---------------------------- ------------------------ -------------------------------------------------------- ---------------------

|X| This note has a demand feature.                   |_| This note is payable on demand and all disclosures are based on an assumed maturity of one year.

Security - I am giving a security interest in:        |X| (brief description of other property)

   |X| the goods or property being purchased.                                   EQUIPMENT

   |_| collateral securing other loans with you may also secure this loan.

   |X| my deposit accounts and other rights to the payment of money from you.

|X| Late Charge - I will be charged a late charge equal to   0.000% of the      |X| full amount of the scheduled payment

|_| unpaid portion of the scheduled payment made more than 10 days after it is due, up to a maximum of $ 25.00 .

|_| Required Deposit - The annual percentage rate does not take into account my required deposit.

Prepayment - If I pay off this note early, I     |X| may     |_| will not     have to pay a minimum interest charge.

I can see my contract documents for any additional information about nonpayment, default, any required repayment before the scheduled date, and prepayment refunds and penalties.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT INSURANCE - Credit life insurance and credit disability insurance              ITEMIZATION OF AMOUNT FIANCED
are not required to obtain credit, and will not be provided unless I                    AMOUNT GIVEN TO ME DIRECTLY    $ 296,138.75
                                                                                                                        ------------
sign and agree to pay the additional costs.
--------------------------------------------------------------------------
Type                                Premium          Term                          AMOUNT PAID ON MY (LOAN) ACCOUNT    $
--------------------------------------------------------------------------                                              ------------
Credit Life                                                                                                            $
                                                                               ------------------------------------     ------------
--------------------------------------------------------------------------
Credit Disability                                                              AMOUNTS PAID TO OTHERS ON MY BEHALF:
--------------------------------------------------------------------------
Joint Credit Life                                                                            to Insurance Companies    $
--------------------------------------------------------------------------                                              ------------
                                                                                                to Public Officials    $
                                                                                                                        ------------
--------------------------------------------------------------------------     ------------------------------------    $
I   |_| do   |X| do not    want credit life insurance.                                                                  ------------


                                                                           ------------------------------------       --------------
I   |_| do   |X| do not    want credit disability insurance.                                                           $
                                                                           ------------------------------------         ------------
I   |_| do   |X| do not    want joint credit life insurance.                                                           $
                                                                           ------------------------------------         ------------
I   |_| do   |_| do not    want                                insurance.          (less) PREPAID FINANCE CHARGE(S)    $
                                ------------------------------                                                          ------------
X                                           DOB
-----------------------------------------------
X                                           DOB                                             Amount Financed    $        296,138.75
--------------------------------------------------------------                                                   -----------------
I may obtain   |_| Property Insurance       |_| VSI Insurance   from
anyone I want that is acceptable to you. I get the insurance from or
through you I will pay $                     for           coverage.
                         -------------------     ---------
|_| I am giving you a security interest in property to secure this loan. I        (Add all items financed and subtract prepaid
understand that I must keep this property insured against loss, expense or        finance charges.)
damage due to fire, theft, collision or other such risks in the amounts you       SIGNATURES - I AGREE TO THE TERMS SET OUT ON
require. If I fail to do so, you may add the cost to the amount I owe you.        PAGE 1 AND 2 OF THIS AGREEMENT. I HAVE RECEIVED A
---------------------------------------------------------------------------       COPY OF THIS DOCUMENT ON TODAY'S DATE.

                                                                                   COSIGNERS - SEE NOTICE ON PAGE 2 BEFORE SIGNING.

                                                                                Signature
                                                                                         ------------------------------------------
                                                                                         BONNIE L. CAPWELL, PRESIDENT


                                                                                Signature
                                                                                         -----------------------------------------
                                                                                Form 6   BONNIE L. CAPWELL, PRESIDENT

 -----------------------------------------------------------------------
      FIRST SECURITY BANK FAYETEVILLE BRANCH
 -----------------------------------------------------------------------
      Signed                                           for Lender
             -----------------------------------------

      Title
            ------------------------------------------------------------

 -----------------------------------------------------------------------


-------------------------------------------------------------------------- --------------------------------------------------------
SIMPLE INTEREST NOTE, DISCLOSURE, AND SECURITY AGREEMENT                                     CONSUMER LOAN - NOT FOR OPEN-END CREDIT
(C)1981, 1988 Bankers Systems, Inc., St. Cloud, MN (1-800-397-2341) FORM                                               (page 1 of 2)
NDS-SI-AR 6/27/97

(C) 1981, 1988 Bankers Systems, Inc., St. Cloud, MN (1-800-397-2341)

DEFINITIONS - "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - This note and any agreement securing this note will be governed by the laws of the state of Arkansas. The federal Truth-in-Lending disclosures on page 1 are disclosures only and are not intended to be terms of this agreement. The fact that any part of this note cannot be enforced will not affect the rest of this note. Any change to this note or any agreement securing this note must [be in writing] and signed by you and me.

PAYMENTS - Each payment I make on this note will be applied first to any charges I owe other than principal and interest, then to interest that is due, and finally to principal that is due. No late charge will be assessed on any payment when the [very] delinquency is due to late fees assessed on earlier payments and the payment otherwise a full payment. The actual amount of my final payment will depend on my payment record.

PREPAYMENT - I may prepay this loan in whole or in part at any time. If I prepay in part, I must still make each later payment in the original amount as it becomes due until this note is paid in full.

USURY - The interest rate and other charges on this loan will never exceed the interest rate or charge allowed by law for this loan.

ACCRUAL METHOD - The amount of interest rate that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1. For interest calculation, the accrual method will determine the number of days in a year. If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY INTEREST - Interest will accrue on the principal balance remaining unpaid after final maturity at the rate specified on page 1. For purposes of this section, final maturity occurs:

   If this loan is payable on demand, on the date you make demand for payment;

   If this loan is payable on demand with alternate payment date(s), on the date you make demand for payment or on the final alternate payment date, whichever is earlier;

   On the date of the last scheduled payment of principal; or

   On the date you accelerate the due date of this loan (demand immediate payment).

REAL ESTATE SECURITY - If this loan is secured by real estate the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by this agreement.

DEFAULT - Subject to any limitations in the "REAL ESTATE SECURITY" paragraph above, I will be in default if any one or more of the following occurs:

   I fail to make a payment in full when due;

   I die, am declared incompetent, or become insolvent;

   I fail to keep any promise I have made in connection with this loan;

   I fail to pay, or keep any other promise, on any other loan or agreement I have with you;

   I make any written statement or provide any financial information that is untrue or inaccurate at the time it is provided;

   Any creditor of mine attempts to collect any debt I owe through court proceedings, set-off or self-help repossession;

   The Property is damaged, destroyed or stolen;

   I fail to provide any additional security that you may require;

   Any legal entity (such as a partnership or corporation) that has agreed to pay this note merges, dissolves, reorganizes, ends its business or existence, or a partner or majority stockholder dies or is declared incompetent; or

   Anything else happens that causes you to believe that you will have difficulty collecting the amount I owe you.

   If any of us are in default on this note or any security agreement, you may exercise your remedies against any or all of us.

REMEDIES - Subject to any limitations in the "REAL ESTATE SECURITY" paragraph above, if I am in default on this loan or any agreement securing this loan, you may:

   Make unpaid principal, earned interest and all other agreed charges I owe you under this loan immediately due;

   Use the right of set-off as explained below;

   Demand more security or new parties obligated to pay this loan (or both) in return for not using any other remedy;

   Make a claim for any and all insurance benefits or refunds that may be available from my default;

   Use any remedy you have under state or federal law; and

   Use any remedy given to you in any agreement securing this loan.

   By choosing any one or more of these remedies you do not give up your right to use another remedy later. By deciding not to use any remedy should I be in default, you do not waive your right to later consider the event a default if it happens again.

COSTS OF COLLECTION AND ATTORNEY'S FEES - I agree to pay you all reasonable costs you incur to collect this debt or realize on any security. This includes, unless prohibited by law, reasonable attorney's fees. This provision also will apply if I file a petition or any other claim for relief under any bankruptcy rule or law of the United States, or if such petition or other claim for relief is filed against me by another.

SET OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

   "Right to receive money from you" means:

   Any deposit account balance I have with you;

   Any money owed to me on an item presented to you or in your possession for collection or exchange; and

   Any repurchase agreement or other nondeposit obligation.

   "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

   If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

   You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set off.

OTHER SECURITY - Any present or future agreement securing any other debt I owe you also will secure the payment of this loan. Property securing another debt will not secure this loan if such property is my principal dwelling and you fail to provide any required notice of right of rescission. Also, property securing another debt will not secure this loan to the extent such property is in household goods.

OBLIGATIONS INDEPENDENT - I understand that my obligation to pay this loan is independent of the obligation of any other person who has also agreed to pay it. You may, without notice, release me or any of us, give up any right you may have against any of us, extend new credit to any of us, or renew or change this note one or more times and for any term, and I will still be obligated to pay this loan. You may, without notice, fail to perfect your security interest in, impair, or release the security and I will still be obligated to pay this loan.

WAIVER - I waive (to the extent permitted by law) demand, presentment, protest, notice of dishonor and notice of protest.

PRIVACY - I agree that from time to time you may receive credit information about me from others, including other lenders and credit reporting agencies. I agree that you may furnish on a regular basis credit and experience information regarding my debt to others seeking such information. To the extent permitted by law, I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.

FINANCIAL STATEMENTS - I will give you any financial statements or information that you feel is necessary. All financial statements and information I give you will be correct and complete.

PURCHASE MONEY LOAN - If this is a purchase money loan, you may include the name of the lender on the check or draft of the bank.

SECURED OBLIGATIONS - This security agreement secures this loan (including all extensions, renewals, refinancings and modifications) and any other debt I have with you now or later. Property described in this security agreement will not secure other such debts if you fail to give any required notice of the right of rescission with respect to the Property. Also, this security agreement will not secure other debts if this security interest is in household goods and the other debt is a consumer loan.

This security agreement will last until it is discharged in writing.

   For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement:

(a) Payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the purchase money loan; and

(b) Payments on the purchase money loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items were acquired.

   No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds of which, in whole or in part, are used to acquire any property securing the loan and all extensions, renewals, consolidations and refinancings of such loan.

PROPERTY - The word "Property" as used here, includes all property that is listed in the security agreement on page 1. If a general description is used, the word Property includes all my property fitting the general description. Property also means all benefits that arise from the described Property (including all proceeds, insurance benefits, payments from other interest, dividends, stock splits and voting rights). It also means property that now or later is attached to, is a part of, or results from the Property.

OWNERSHIP AND DUTIES TOWARD PROPERTY - Unless a co-owner(s) of the Property signed a third party agreement, I represent that I own all the Property. I will defend the Property against any other claim. I agree to do whatever you require to perfect your interest and keep your priority. I will not do anything to harm your position.

   I will keep the Property in my possession (except if pledged and delivered to you). I will keep it in good repair and use it only for its intended purposes. I will keep it at my address unless we agree otherwise in writing.

   I will not try to sell or transfer the Property, or permit the Property to become attached to any real estate, without your written consent. I will pay all taxes and charges on the Property as they become due. I will inform you of any loss or damage to the Property. You have the right of reasonable access in order to inspect the Property.

INSURANCE - I agree to buy insurance on the Property against the risks of loss or damage for the amounts you require and to furnish you continuing proof of coverage. I will name you as loss payee on any such policy. You may require added security on this loan if you agree that insurance proceeds may be used to repair or replace the Property. I agree that if the insurance proceeds do not cover the amounts I still owe you, I will pay the difference. I will buy the insurance from a firm authorized to do business in Arkansas. The firm will be reasonably acceptable to you. I will keep the insurance until all debts secured by this agreement are paid. If I fail to obtain or maintain this insurance, or name you as a loss payee, you may obtain insurance to protect your interest in the Property. This insurance may include coverages not required by me. This insurance may be written by a company other than one I would choose. It may be written at a rate higher than a rate I could obtain if I purchased the property insurance required by this Contract. You will add the premium for this insurance to the amount I owe you. Any amount you pay will be due immediately. This amount will earn finance charges from the date paid.

DEFAULT AND REMEDIES - If I am in default, in addition to the remedies listed in the note portion of this document and subject to any of the limitations in the "REAL ESTATE SECURITY" paragraph, you may (after giving notice and waiting a period of time, if required by law):

(a) Pay taxes or other charges, or purchase any required insurance , if I fail to do these things (but you are not required to do so). You may add the amount you pay to this loan and accrue interest on that amount at the interest rate disclosed on page 1 until paid in full;

(b) Require me to gather the Property and any related records and make it available to you in a reasonable fashion;

(c) Take immediate possession of the Property, but in doing so you may not breach the peace or unlawfully enter onto my premises. You may sell, lease or dispose of the Property as provided by law. You may apply what you receive from the sale of the Property to your expenses and then to the debt. If what you receive from the sale of the Property is less than what I owe you, you may take me to court to recover the difference (to the extent permitted by law); and

(d) Keep the property to satisfy the debt.

   I agree that when you must give notice to me of your intended sale or disposition of the Property, the notice is reasonable if it is sent to me at my last known address by first class mail 10 days before the intended sale or disposition. I agree to inform you in writing of any change in my address.

FILING - A copy of this security agreement may be used as a financing statement when allowed by law.

----------------------------------------------------------------------

                        THIRD PARTY AGREEMENT

   For the purposes of the provisions within this enclosure, "I," "me" or "my" means the person signing below and "you" means the Lender identified on page 1.

   I agree to give you a security interest in the Property that is described on page 1. I agree to the terms of this note and security agreement but I am in no way personally liable for payment of the debt. This means that if the Borrower defaults, my interest in the secured Property may be used to satisfy the Borrower's debt. I agree that you may, without releasing me or the Property from this Third Party Agreement and without notice or demand upon me, extend new credit to any borrower, renew or change this note or security agreement one or more times an for any term, or fail to perfect your security interest in, impair, or release any security (including guaranties) for the obligations of any borrower.

   I HAVE RECEIVED A COMPLETED COPY OF THIS NOTE AND SECURITY
AGREEMENT.

NAME:
     -----------------------------------------------------------------
X
----------------------------------------------------------------------

----------------------------------------------------------------------

                         NOTICE TO COSIGNER

   You (the cosigner) are being asked to guaranty this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

   You may have to pay up to the full amount of the debt if the borrower does not pay. You also may have to pay late fees or collection costs, which increase this amount.

   The creditor can collect this debt from you without first trying to collect from the borrower. The creditor can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is over in default, that fact may become part of your credit record.

   This notice is not the contract that makes you liable for the debt.

----------------------------------------------------------------------


                   Attach FTC "Preservation of Consumer Claims
                       and Defenses" Notice if Applicable

                                                                   (page 2 of 2)